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                                                               EXHIBIT 10(jjj)


                      SECOND AMENDMENT TO OPERATING AGREEMENT OF
                            DETROIT ENTERTAINMENT, L.L.C.
                         A MICHIGAN LIMITED LIABILITY COMPANY

THIS SECOND AMENDMENT TO OPERATING AGREEMENT (the "Second Amendment") is made and entered into as of the Closing Date, by and between CIRCUS CIRCUS MICHIGAN, INC. a Michigan corporation ("Circus") and ATWATER CASINO GROUP, L.L.C., a Michigan limited liability company ("ACG"), with reference to the following:

A. Pursuant to that certain Operating Agreement of Detroit Entertainment, L.L.C., dated as of October 7, 1997 (the "Operating Agreement"), Circus and ACG formed Detroit Entertainment, L.L.C., a Michigan limited liability company (the "Company").

B. Atwater Entertainment Associates, L.L.C. ("AEA") and Z.R.X., L.L.C. ("ZRX") are the constituent members of ACG.

C. Circus is a subsidiary of Mandalay Resort Group (formerly known as Circus Circus Enterprises, Inc.) ("Mandalay").

D. In connection with the initial formation of the Company, Circus acquired a 45% Membership Interest in the Company.

E. Certain members of AEA, the "Qualifiers With Problems ("QWPs"), have requested that Circus purchase the membership interests of the QWPs, with such transaction being structured so that (i) the ownership interest of AEA in ACG shall be appropriately reduced, (ii) the Membership Interest of ACG in the Company shall be appropriately reduced and (iii) the ownership interest of Circus in the Company shall be appropriately increased.

F. As a consequence of such transactions, the parties desire to amend the Operating Agreement of the Company to reflect the changes, among others, in each Member's respective Membership Interest.

H. As a material part of the inducement to Circus to purchase the ownership interests of the Disqualified Members, Circus has required, and ACG, AEA and ZRX have agreed, that the parties shall enter into this Second Amendment.

NOW, THEREFORE, for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

       1. AMENDMENTS TO OPERATING AGREEMENT . The Operating Agreement shall be amended as follows:

              a. Section 4.05(a) should be amended in its entirety to read as follows:


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                     "(a) PREDEVELOPMENT ADVANCES.  Any Project Costs incurred
                     after May 1, 1997 and prior to the Closing Date as defined in the Agreement dated September 9, 1999, and Approved by the Management Committee, shall be borne 45% by Circus and 55% by ACG, and thereafter until Initial Licensing such Project Costs shall be borne 53.5302% by Circus and 46.4698% by ACG. Upon Initial Licensing, all such costs and expenses Approved by the Management Committee and borne by the Members shall be included in the Project Budget and shall be promptly reimbursed to the respective Members; provided, however, the qualifier investigation fees and all legal fees incurred by the Selling Members as defined in the Agreement dated September 9, 1999 between the Selling Members and Circus Circus Michigan, Inc. shall not be Project Costs and shall not be directly or indirectly paid by and/or reimbursed by the Company."

              b. Section 6.01 of the Operating Agreement should be amended in its entirety to read as follows:

                     "6.01 SHARING RATIOS

                     The Members shall have the following Sharing Ratios in the Company as of the Closing Date:

                                   ACG           46.4698%
                                   Circus        53.5302%"

       3. DEFINED TERMS . Except as otherwise expressly set forth herein, any defined term used in this Second Amendment shall have the same meaning as set forth in the Operating Agreement.

       4. ENTIRE AMENDMENT. Except as amended or modified hereby, the Operating Agreement shall remain unmodified and in full force and effect.

       5. CONSENT TO FURTHER AMENDMENTS. The Operating Agreement is being amended with the sole purpose of accommodating the transfers of interests being made by certain AEA members in AEA by allowing such sale to be reflected as a sale as if such persons owned a direct interest in the Company. As a result, ACG's ownership percentage in the Company is being reduced accordingly but such reduction is not intended to affect or diminish ZRX's economic or beneficial rights in the Company. Accordingly, Circus agrees to take such actions that are reasonably requested by ACG and/or ZRX and/or AEA to protect and preserve ACG's, ZRX's, and AEA's rights in the Company, if and to the extent such rights are adversely affected by the subject transaction scheduled to close on the Closing Date including, but not limited to, agreeing to amend the Company's Operating Agreement to make any necessary additional adjustments as appropriate to accomplish this objective.


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       6.     COUNTERPARTS.  This Amendment may be executed in counterparts, each of which when executed and delivered by all parties named as signatories below, shall have the force and effect of the original, but all such counterparts shall constitute one and the same instrument.

For purposes hereof, Qualifier Investigation Fees shall not include amounts billed by the MGCB prior to September 9, 1999. Qualifier Investigation Fees billed by the MGCB after September 9, 1999 shall include only amounts billed by the MGCB if (1) such amounts are related to the investigation of a Selling Member and (2) such amounts are billed to DELLC and are separately identified on such bills as relating to a Selling Member. In all events, the provisions of
Section 4.03 of the DELLC Operating Agreement shall remain in full force and effect.


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IN WITNESS WHEREOF, the undersigned have executed this Second Amendment as the date first set forth above.

DETROIT ENTERTAINMENT, L.L.C. MANAGEMENT COMMITTEE:



                              By: THOMAS CELANI
                                 ---------------------------------------------
                                  Thomas Celani, appointee of Z.R.X., L.L.C.

                              By: MARIAN ILITCH
                                 ---------------------------------------------
                                  Marian Ilitch, appointee of Z.R.X., L.L.C.

                              By: Z.L.M. Corporation, appointee of Z.RX, L.L.C.

                              By: MARIAN ILITCH
                                 ---------------------------------------------
                                  Marian Ilitch, Secretary and Treasurer
                                  Z.L.M. Corporation

                              By: HERBERT J. STRATHER
                                 ---------------------------------------------
                                  Herb J. Strather, appointee of
                                  Atwater Entertainment Associates, L.L.C.

                              By: DR. NELLIE VARNER
                                 ---------------------------------------------
                                  Dr. Nellie Varner, appointee of
                                  Atwater Entertainment Associates, L.L.C.

                              By: LAURENCE P. DOSS
                                 ---------------------------------------------
                                  Laurence P. Doss, appointee of
                                  Atwater Entertainment Associates, L.L.C.

                              By: PETER A. SIMON
                                 ---------------------------------------------
                                  Peter A. Simon, appointee of
                                  Circus Circus Michigan, Inc.

                              By: DONALD R. GIVENS
                                 ---------------------------------------------
                                  Donald R. Givens, appointee of
                                  Circus Circus Michigan, Inc.


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                              By: YVETTE E. LANDAU
                                 ---------------------------------------------
                                  Yvette E. Landau, appointee of
                                  Circus Circus Michigan, Inc.

                              By: GREGG H. SOLOMON
                                 ---------------------------------------------
                                  Gregg H. Solomon, appointee of
                                  Circus Circus Michigan, Inc.

                              By: DAVID R. BELDING
                                 ---------------------------------------------
                                  David R. Belding, appointee of
                                  Circus Circus Michigan, Inc.

                              By: GLENN W. SCHAEFFER
                                 ---------------------------------------------
                                  Glenn W. Schaeffer, appointee of
                                  Circus Circus Michigan, Inc.



                                       JOINDER

ATWATER ENTERTAINMENT ASSOCIATES, L.L.C., a Michigan limited liability company and Z.R.X., L.L.C., a Michigan limited liability company, hereby join in the execution of the foregoing Second Amendment, solely for the purposes of acknowledging that they have read, understand and agree to be bound by, the terms, covenants and provisions of the foregoing Second Amendment.


ATWATER ENTERTAINMENT ASSOCIATES,                     Z.R.X, L.L.C.,
ENTERTAINMENT L.L.C., a Michigan limited              a Michigan limited
liability company                                     liability company



By:    VIVIAN CARPENTER                          By:  THOMAS CELANI
   --------------------------------                 --------------------------
       Vivian Carpenter, Manager                      Thomas Celani, President


                                                 By:  MARIAN ILITCH
                                                    --------------------------
                                                      Marian Ilitch, Member


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